EXHIBIT 99.1

                Computational Materials and/or ABS Term Sheet.



----------------------------------------------------------------------------------------------------------------------------------
Bear, Stearns & Co. Inc.                                     CW 04-17 CB                                             July 14, 2004
mweins                                                                                                                 08:13AM EDT
                                                                                                                       Page 1 of 6
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
GROUPS        Balance      GWAC        NWAC       Min GWAC       Max GWAC    Avg Balance    Orig Term       Age     Rem Term
----------------------------------------------------------------------------------------------------------------------------------
Group 1         31.17     5.268       4.871          3.250          7.125     209,115.35          360         0          360
----------------------------------------------------------------------------------------------------------------------------------
Group 2         58.25     5.739       5.349          3.500          7.000     200,752.01          360         0          360
----------------------------------------------------------------------------------------------------------------------------------
Group 3         10.58     5.538       5.150          4.250          7.500     201,715.10          360         1          359
----------------------------------------------------------------------------------------------------------------------------------
TOTAL          100.00     5.571       5.179          3.250          7.500     203,390.01          360         0          360
----------------------------------------------------------------------------------------------------------------------------------






----------------------------------------------------------------------------------------------------------------------------------
GROUPS         LTV       FICO   Gross Margin     WA Roll     Initial Rate Cap     Periodic Rate Cap    Maximum Rate    Net Margin
----------------------------------------------------------------------------------------------------------------------------------
Group 1      77.12     716.86          2.286          36                2.002                 2.000          11.269         1.889
----------------------------------------------------------------------------------------------------------------------------------
Group 2      78.65     716.61          2.267          60                4.958                 2.000          10.750         1.877
----------------------------------------------------------------------------------------------------------------------------------
Group 3      75.31     720.75          2.280          83                5.000                 2.000          10.539         1.892
----------------------------------------------------------------------------------------------------------------------------------
TOTAL        77.82     717.13          2.274          55                4.041                 2.000          10.889         1.882
----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
                                Current Balance
------------------------------------------------------------------------------
                                Pct of      Pct of      Pct of
      CURRENT BALANCE          overall     overall     overall     TOTAL POOL
                                GROUP1      GROUP2      GROUP3
------------------------------------------------------------------------------
        - 50,000.99               0.10        0.07        0.11          0.08
------------------------------------------------------------------------------
50,001.00 -  100,000.99           2.76        3.02        2.95          2.93
------------------------------------------------------------------------------
100,001.00 - 150,000.99          11.01       14.02       13.03         12.98
------------------------------------------------------------------------------
150,001.00 - 200,000.99          18.92       20.22       18.63         19.64
------------------------------------------------------------------------------
200,001.00 - 250,000.00          23.74       22.18       24.10         22.87
------------------------------------------------------------------------------
250,000.01 - 300,000.00          21.96       21.54       23.80         21.91
------------------------------------------------------------------------------
300,000.01 - 350,000.00          17.94       16.26       14.66         16.62
------------------------------------------------------------------------------
350,000.01 - 400,000.00           1.52        1.30        1.09          1.35
------------------------------------------------------------------------------
400,000.01 - 450,000.00           0.63        0.58        0.92          0.63
------------------------------------------------------------------------------
450,000.01 - 500,000.00           0.82        0.51        0.70          0.63
------------------------------------------------------------------------------
500,000.01 - 550,000.00           0.00        0.07        0.00          0.04
------------------------------------------------------------------------------
550,000.01 - 600,000.00           0.14        0.15        0.00          0.13
------------------------------------------------------------------------------
600,000.01 - 650,000.00           0.46        0.08        0.00          0.19
------------------------------------------------------------------------------
TOTAL                           100.00      100.00      100.00        100.00
------------------------------------------------------------------------------


------------------------------------------------------------------------------
                             Current Gross Coupon
------------------------------------------------------------------------------
                                Pct of     Pct of     Pct of
   CURRENT GROSS COUPON        overall    overall    overall     TOTAL POOL
                                GROUP1     GROUP2     GROUP3
------------------------------------------------------------------------------
   - 5.000                       39.00      11.93      23.38          21.58
------------------------------------------------------------------------------
5.001 - 5.250                    11.91       9.98      12.62          10.86
------------------------------------------------------------------------------
5.251 - 5.500                    14.50      15.13      17.51          15.18
------------------------------------------------------------------------------
5.501 - 5.750                    13.68      17.55      15.65          16.14
------------------------------------------------------------------------------
5.751 - 6.000                     8.61      17.69      13.50          14.41
------------------------------------------------------------------------------
6.001 - 6.250                     4.07      11.76       6.33           8.79
------------------------------------------------------------------------------
6.251 - 6.500                     4.02       9.28       6.02           7.29
------------------------------------------------------------------------------
6.501 - 6.750                     2.62       4.45       2.89           3.72
------------------------------------------------------------------------------
6.751 - 7.000                     1.45       2.24       1.78           1.95
------------------------------------------------------------------------------
7.001 - 7.250                     0.12       0.00       0.15           0.05
------------------------------------------------------------------------------
7.251 - 7.500                     0.00       0.00       0.16           0.02
------------------------------------------------------------------------------
TOTAL                           100.00     100.00     100.00         100.00
------------------------------------------------------------------------------


------------------------------------------------------------------------------
                              Current Net Coupon
------------------------------------------------------------------------------
                           Pct of        Pct of       Pct of
  CURRENT NET COUPON      overall       overall      overall      TOTAL POOL
                           GROUP1        GROUP2       GROUP3
------------------------------------------------------------------------------
-  4.999                    57.72         28.79        45.02           39.52
------------------------------------------------------------------------------


This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market, (ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

------------------------------------------------------------------------------
Bear, Stearns & Co. Inc.             CW 04-17 CB                 July 14, 2004
mweins                                                             08:13AM EDT
                                                                   Page 2 of 6
------------------------------------------------------------------------------

------------------------------------------------------------------------------
                              Current Net Coupon
------------------------------------------------------------------------------
                           Pct of        Pct of       Pct of
  CURRENT NET COUPON      overall       overall       overall      TOTAL POOL
                           GROUP1        GROUP2       GROUP3
------------------------------------------------------------------------------
5.000 - 5.499               27.47         37.47        34.38           34.03
------------------------------------------------------------------------------
5.500 - 5.999                 9.60         23.08        13.29           17.84
------------------------------------------------------------------------------
6.000 - 6.499                5.21         10.26         6.77            8.32
------------------------------------------------------------------------------
6.500 - 6.999                0.00          0.40         0.46            0.28
------------------------------------------------------------------------------
7.000 - 7.499                0.00          0.00         0.07            0.01
------------------------------------------------------------------------------
TOTAL                      100.00        100.00       100.00          100.00
------------------------------------------------------------------------------


------------------------------------------------------------------------------
                            Original Loan to Value
------------------------------------------------------------------------------
                         Pct of       Pct of      Pct of
    LOAN TO VALUE       overall      overall     overall     TOTAL POOL
                         GROUP1       GROUP2      GROUP3
------------------------------------------------------------------------------
10.001 - 15.000            0.02         0.00        0.00          0.01
------------------------------------------------------------------------------
15.001 - 20.000            0.09         0.03        0.00          0.05
------------------------------------------------------------------------------
20.001 - 25.000            0.19         0.04        0.51          0.14
------------------------------------------------------------------------------
25.001 - 30.000            0.11         0.10        0.37          0.13
------------------------------------------------------------------------------
30.001 - 35.000            0.40         0.22        0.74          0.33
------------------------------------------------------------------------------
35.001 - 40.000            0.89         0.24        1.03          0.52
------------------------------------------------------------------------------
40.001 - 45.000            0.66         0.42        0.98          0.55
------------------------------------------------------------------------------
45.001 - 50.000            1.18         0.55        2.24          0.92
------------------------------------------------------------------------------
50.001 - 55.000            1.59         1.13        3.07          1.47
------------------------------------------------------------------------------
55.001 - 60.000            1.34         1.41        2.39          1.49
------------------------------------------------------------------------------
60.001 - 65.000            4.08         1.53        2.09          2.39
------------------------------------------------------------------------------
65.001 - 70.000            6.55         5.27        7.21          5.87
------------------------------------------------------------------------------
70.001 - 75.000           13.39         6.87        6.95          8.91
------------------------------------------------------------------------------
75.001 - 80.000           54.64        71.36       65.81         65.56
------------------------------------------------------------------------------
80.001 - 85.000            0.56         0.63        0.46          0.59
------------------------------------------------------------------------------
85.001 - 90.000            8.85         5.77        2.73          6.41
------------------------------------------------------------------------------
90.001 - 95.000            5.38         4.43        3.41          4.62
------------------------------------------------------------------------------
95.001 +                   0.08         0.00        0.00          0.02
------------------------------------------------------------------------------
TOTAL                    100.00       100.00      100.00        100.00
------------------------------------------------------------------------------


------------------------------------------------------------------------------
                                 Credit Score
------------------------------------------------------------------------------
                     Pct of       Pct of     Pct of
  FICO SCORE        overall      overall     overall    TOTAL POOL
                     GROUP1       GROUP2     GROUP3
------------------------------------------------------------------------------
0 -    19              0.04         0.07       0.00          0.05
------------------------------------------------------------------------------
560 -  579             0.05         0.03       0.00          0.03
------------------------------------------------------------------------------
580 -  599             0.07         0.13       0.18          0.12
------------------------------------------------------------------------------
600 -  619             0.13         0.08       0.00          0.09
------------------------------------------------------------------------------
620 -  639             4.20         3.70       4.12          3.90
------------------------------------------------------------------------------
640 -  659             4.74         5.06       3.89          4.84
------------------------------------------------------------------------------
660 -  679            10.80        10.00      10.08         10.26
------------------------------------------------------------------------------
680 -  699            13.54        14.31      11.19         13.74
------------------------------------------------------------------------------
700 -  719            19.71        17.67      20.22         18.58
------------------------------------------------------------------------------


This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market, (ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

------------------------------------------------------------------------------
Bear, Stearns & Co. Inc.             CW 04-17 CB                 July 14, 2004
mweins                                                             08:13AM EDT
                                                                   Page 3 of 6
------------------------------------------------------------------------------
                                 Credit Score
------------------------------------------------------------------------------
                        Pct of       Pct of     Pct of
 FICO SCORE            overall      overall    overall     TOTAL POOL
                        GROUP1       GROUP2     GROUP3
------------------------------------------------------------------------------
720 -  739               14.89        17.23      13.37          16.09
------------------------------------------------------------------------------
740 -  759               13.02        15.12      16.07          14.57
------------------------------------------------------------------------------
760 -  779               11.17         9.80      11.24          10.38
------------------------------------------------------------------------------
780 -  799                5.66         5.78       8.17           5.99
------------------------------------------------------------------------------
800 -  819                1.89         0.98       1.46           1.32
------------------------------------------------------------------------------
820 -  839                0.09         0.04       0.00           0.05
------------------------------------------------------------------------------
TOTAL                   100.00       100.00     100.00         100.00
------------------------------------------------------------------------------




------------------------------------------------------------------------------
                                 Original Term
------------------------------------------------------------------------------
                           Pct of        Pct of       Pct of
STATED ORIGINAL TERM      overall       overall       overall    TOTAL POOL
                           GROUP1        GROUP2       GROUP3
------------------------------------------------------------------------------
360 - 360                  100.00        100.00       100.00         100.00
------------------------------------------------------------------------------
TOTAL                      100.00        100.00       100.00         100.00
------------------------------------------------------------------------------


------------------------------------------------------------------------------
                                Remaining Term
------------------------------------------------------------------------------
                          Pct of        Pct of       Pct of
STATED REM TERM          overall       overall      overall      TOTAL POOL
                          GROUP1        GROUP2       GROUP3
------------------------------------------------------------------------------
301 - 360                 100.00        100.00       100.00          100.00
------------------------------------------------------------------------------
TOTAL                     100.00        100.00       100.00          100.00
------------------------------------------------------------------------------


------------------------------------------------------------------------------
                                     State
------------------------------------------------------------------------------
                     Pct of       Pct of       Pct of
STATE               overall      overall      overall     TOTAL POOL
                     GROUP1       GROUP2       GROUP3
------------------------------------------------------------------------------
AK                     0.10         0.19         0.12          0.16
------------------------------------------------------------------------------
AL                     0.50         0.79         0.64          0.68
------------------------------------------------------------------------------
AR                     0.05         0.04         0.00          0.04
------------------------------------------------------------------------------
AZ                     3.77         3.91         2.98          3.76
------------------------------------------------------------------------------
CA                    28.64        31.10        27.04         29.91
------------------------------------------------------------------------------
CO                     4.01         5.65         4.32          5.00
------------------------------------------------------------------------------
CT                     0.81         0.43         0.56          0.56
------------------------------------------------------------------------------
DC                     0.08         0.18         0.00          0.13
------------------------------------------------------------------------------
DE                     0.10         0.05         0.28          0.09
------------------------------------------------------------------------------
FL                    11.18         7.42        11.21          8.99
------------------------------------------------------------------------------
GA                     2.65         3.87         5.46          3.66
------------------------------------------------------------------------------
HI                     1.46         1.29         0.57          1.26
------------------------------------------------------------------------------
IA                     0.08         0.10         0.18          0.10
------------------------------------------------------------------------------
ID                     0.51         0.37         0.65          0.45
------------------------------------------------------------------------------
IL                     2.98         2.04         1.43          2.27
------------------------------------------------------------------------------
IN                     0.13         0.33         0.00          0.23
------------------------------------------------------------------------------
KS                     0.09         0.19         1.51          0.29
------------------------------------------------------------------------------
KY                     0.31         0.27         0.22          0.28
------------------------------------------------------------------------------


This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market, (ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

------------------------------------------------------------------------------
Bear, Stearns & Co. Inc.             CW 04-17 CB                 July 14, 2004
mweins                                                             08:13AM EDT
                                                                   Page 4 of 6
------------------------------------------------------------------------------


------------------------------------------------------------------------------
                                     State
------------------------------------------------------------------------------
                     Pct of       Pct of       Pct of
STATE               overall      overall      overall     TOTAL POOL
                     GROUP1       GROUP2       GROUP3
------------------------------------------------------------------------------
LA                     0.15         0.16         0.11          0.15
------------------------------------------------------------------------------
MA                     3.45         2.67         5.53          3.22
------------------------------------------------------------------------------
MD                     1.75         2.18         1.89          2.02
------------------------------------------------------------------------------
ME                     0.20         0.09         0.10          0.12
------------------------------------------------------------------------------
MI                     6.30         1.23         0.47          2.73
------------------------------------------------------------------------------
MN                     1.15         2.60         2.10          2.10
------------------------------------------------------------------------------
MO                     0.32         0.41         0.31          0.37
------------------------------------------------------------------------------
MS                     0.02         0.13         0.08          0.09
------------------------------------------------------------------------------
MT                     0.25         0.11         0.16          0.16
------------------------------------------------------------------------------
NC                     1.23         2.19         3.91          2.07
------------------------------------------------------------------------------
NE                     0.00         0.04         0.00          0.03
------------------------------------------------------------------------------
NH                     0.09         0.37         0.39          0.29
------------------------------------------------------------------------------
NJ                     2.77         1.26         1.52          1.76
------------------------------------------------------------------------------
NM                     0.12         0.11         0.15          0.11
------------------------------------------------------------------------------
NV                    11.19         9.27         4.06          9.32
------------------------------------------------------------------------------
NY                     0.66         0.68         0.84          0.69
------------------------------------------------------------------------------
OH                     1.09         1.46         1.27          1.32
------------------------------------------------------------------------------
OK                     0.03         0.09         0.23          0.08
------------------------------------------------------------------------------
OR                     0.89         1.42         2.63          1.38
------------------------------------------------------------------------------
PA                     0.67         0.40         0.23          0.47
------------------------------------------------------------------------------
RI                     0.23         0.35         0.30          0.31
------------------------------------------------------------------------------
SC                     0.95         1.04         0.98          1.00
------------------------------------------------------------------------------
SD                     0.00         0.02         0.11          0.02
------------------------------------------------------------------------------
TN                     0.26         1.08         0.59          0.77
------------------------------------------------------------------------------
TX                     0.90         1.10         2.40          1.18
------------------------------------------------------------------------------
UT                     1.11         0.92         0.74          0.96
------------------------------------------------------------------------------
VA                     3.86         5.36         2.41          4.58
------------------------------------------------------------------------------
VT                     0.00         0.00         0.11          0.01
------------------------------------------------------------------------------
WA                     2.62         4.74         8.47          4.47
------------------------------------------------------------------------------
WI                     0.31         0.25         0.57          0.30
------------------------------------------------------------------------------
WV                     0.00         0.02         0.18          0.03
------------------------------------------------------------------------------
WY                     0.02         0.05         0.00          0.03
------------------------------------------------------------------------------
TOTAL                100.00       100.00       100.00        100.00
------------------------------------------------------------------------------


------------------------------------------------------------------------------
                               Loan Purpose
------------------------------------------------------------------------------
                           Pct of        Pct of       Pct of
LOAN PURP                 overall       overall       overall     TOTAL POOL
                           GROUP1        GROUP2       GROUP3
------------------------------------------------------------------------------
Cash Out Refinance          16.57          9.15        14.00           11.98
------------------------------------------------------------------------------
Purchase                    64.67         81.61        69.67           75.07
------------------------------------------------------------------------------
Rate/Term Refinance         18.75          9.24        16.34           12.96
------------------------------------------------------------------------------
TOTAL                      100.00        100.00       100.00          100.00
------------------------------------------------------------------------------


This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market, (ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

------------------------------------------------------------------------------
Bear, Stearns & Co. Inc.             CW 04-17 CB                 July 14, 2004
mweins                                                             08:13AM EDT
                                                                   Page 5 of 6
------------------------------------------------------------------------------


------------------------------------------------------------------------------
                                 Loan Purpose
------------------------------------------------------------------------------
OCCTYPE                     Pct of        Pct of       Pct of
                           overall       overall      overall      TOTAL POOL
                            GROUP1        GROUP2       GROUP3
------------------------------------------------------------------------------
Investor                     12.97          6.58         5.23            8.43
------------------------------------------------------------------------------
Owner Occupied               72.73         87.42        83.89           82.47
------------------------------------------------------------------------------
Second Home                  14.30          6.00        10.88            9.10
------------------------------------------------------------------------------
TOTAL                       100.00        100.00       100.00          100.00
------------------------------------------------------------------------------


------------------------------------------------------------------------------
                                 Property Type
------------------------------------------------------------------------------
                      Pct of        Pct of        Pct of
PROPTYPE             overall       overall       overall        TOTAL POOL
                      GROUP1        GROUP2        GROUP3
------------------------------------------------------------------------------
2-4 Family              5.54          4.03          3.87              4.49
------------------------------------------------------------------------------
CO-OP                   0.02          0.00          0.00              0.01
------------------------------------------------------------------------------
Condominium            20.29         16.85         15.13             17.74
------------------------------------------------------------------------------
Manufactured Home       0.00          0.00          0.08              0.01
------------------------------------------------------------------------------
PUD                    26.97         31.22         31.08             29.88
------------------------------------------------------------------------------
Single Family          47.18         47.89         49.84             47.88
------------------------------------------------------------------------------
TOTAL                 100.00        100.00        100.00            100.00
------------------------------------------------------------------------------


------------------------------------------------------------------------------
                              Documentation Code
------------------------------------------------------------------------------
                          Pct of        Pct of       Pct of
DOCTYPE                  overall       overall       overall     TOTAL POOL
                          GROUP1        GROUP2       GROUP3
------------------------------------------------------------------------------
ALT                        14.83         22.22        26.13          20.33
------------------------------------------------------------------------------
Full/Alternative           22.37         25.87        19.66          24.12
------------------------------------------------------------------------------
No Income/No Asset          5.49          2.67         2.58           3.54
------------------------------------------------------------------------------
Prefered                   32.64         14.67        31.53          22.06
------------------------------------------------------------------------------
Reduced                    24.67         34.57        20.10          29.95
------------------------------------------------------------------------------
TOTAL                     100.00        100.00       100.00         100.00
------------------------------------------------------------------------------


------------------------------------------------------------------------------
                                 Interest Only
------------------------------------------------------------------------------
               Pct of        Pct of         Pct of
IO FLAG       overall       overall        overall     TOTAL POOL
               GROUP1        GROUP2        GROUP3
------------------------------------------------------------------------------
N                0.08          0.26           0.24           0.20
------------------------------------------------------------------------------
Y               99.92         99.74          99.76          99.80
------------------------------------------------------------------------------
TOTAL          100.00        100.00         100.00         100.00
------------------------------------------------------------------------------


------------------------------------------------------------------------------
                                  Index Type
------------------------------------------------------------------------------
                       Pct of        Pct of        Pct of
INDEX                 overall       overall       overall      TOTAL POOL
                       GROUP1        GROUP2        GROUP3
------------------------------------------------------------------------------
1 Year CMT               0.02          0.16           0.24           0.13
------------------------------------------------------------------------------
1 Year LIBOR            99.98         99.84          99.76          99.87
------------------------------------------------------------------------------
TOTAL                  100.00        100.00         100.00         100.00
------------------------------------------------------------------------------


This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market, (ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

------------------------------------------------------------------------------
Bear, Stearns & Co. Inc.             CW 04-17 CB                 July 14, 2004
mweins                                                             08:13AM EDT
                                                                   Page 6 of 6
------------------------------------------------------------------------------

------------------------------------------------------------------------------
                                Months to Roll
------------------------------------------------------------------------------
                  Pct of       Pct of         Pct of
ROLL             overall      overall        overall      TOTAL POOL
                  GROUP1       GROUP2         GROUP3
------------------------------------------------------------------------------
25 - 29             0.08         0.00           0.00           0.02
------------------------------------------------------------------------------
30 - 34             4.30         0.00           0.00           1.34
------------------------------------------------------------------------------
35 - 39            95.62         0.00           0.00          29.80
------------------------------------------------------------------------------
45 - 49             0.00         0.11           0.00           0.07
------------------------------------------------------------------------------
50 - 54             0.00         0.35           0.00           0.21
------------------------------------------------------------------------------
55 - 59             0.00        24.41           0.00          14.22
------------------------------------------------------------------------------
60 - 64             0.00        75.12           0.00          43.76
------------------------------------------------------------------------------
75 - 79             0.00         0.00           0.16           0.02
------------------------------------------------------------------------------
80 - 84             0.00         0.00          99.84          10.56
------------------------------------------------------------------------------
TOTAL             100.00       100.00         100.00         100.00
------------------------------------------------------------------------------


------------------------------------------------------------------------------
                              Gross Margin
------------------------------------------------------------------------------
                          Pct of       Pct of        Pct of
      MARGIN             overall      overall       overall     TOTAL POOL
                          GROUP1       GROUP2        GROUP3
------------------------------------------------------------------------------
2.000 - 2.249               0.00         0.02          0.00          0.01
------------------------------------------------------------------------------
2.250 - 2.499              95.05        97.30         94.60         96.31
------------------------------------------------------------------------------
2.500 - 2.749               0.06         0.06          0.20          0.07
------------------------------------------------------------------------------
2.750 - 2.999               2.84         1.84          4.66          2.45
------------------------------------------------------------------------------
3.000 - 3.249               0.54         0.64          0.25          0.57
------------------------------------------------------------------------------
3.250 +                     1.51         0.14          0.29          0.58
------------------------------------------------------------------------------
TOTAL                     100.00       100.00        100.00        100.00
------------------------------------------------------------------------------


------------------------------------------------------------------------------
                               Max Rate
------------------------------------------------------------------------------
                         Pct of      Pct of      Pct of
MAX RATE                overall     overall      overall     TOTAL POOL
                         GROUP1      GROUP2      GROUP3
------------------------------------------------------------------------------
8.500 - 8.999              0.00        0.14         0.00          0.08
------------------------------------------------------------------------------
9.000 - 9.499              0.33        0.69         0.50          0.56
------------------------------------------------------------------------------
9.500 - 9.999              3.61        6.74        17.84          6.94
------------------------------------------------------------------------------
10.000 - 10.499            8.31       20.80        26.58         17.52
------------------------------------------------------------------------------
10.500 - 10.999           20.70       36.63        33.84         31.37
------------------------------------------------------------------------------
11.000 - 11.499           24.32       23.04        13.78         22.46
------------------------------------------------------------------------------
11.500 - 11.999           27.62       11.33         6.92         15.94
------------------------------------------------------------------------------
12.000 - 12.499            9.05        0.62         0.46          3.23
------------------------------------------------------------------------------
12.500 +                   6.06        0.00         0.07          1.90
------------------------------------------------------------------------------
TOTAL                    100.00      100.00       100.00        100.00
------------------------------------------------------------------------------


This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market, (ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

                    SIDLEY AUSTIN BROWN & WOOD LLP

 BEIJING                     787 SEVENTH AVENUE                   LOS ANGELES
  ----                    NEW YORK, NEW YORK 10019                    ----
BRUSSELS                  TELEPHONE 212 839 5300                    NEW YORK
  ----                     FACSIMILE 212 839 5599                     ----
 CHICAGO                       www.sidley.com                    SAN FRANCISCO
  ----                                                                ----
 DALLAS                        FOUNDED 1866                         SHANGHAI
  ----                                                                ----
 GENEVA                                                            SINGAPORE
  ----                                                                ----
HONG KONG                                                             TOKYO
  ----                                                                ----
 LONDON                                                         WASHINGTON, D.C.



                                                                 July 26, 2004



                                $1,000,513,100
                                 (Approximate)

                    CHL MORTGAGE PASS-THROUGH TRUST 2004-16
                                    Issuer

              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-16

                                  CWMBS, INC.
                                   Depositor

                         COUNTRYWIDE HOME LOANS, INC.
                                    Seller

                      COUNTRYWIDE HOME LOANS SERVICING LP
                                Master Servicer

                                  ----------
                                BLUE SKY SURVEY
                              Dated July 26, 2004
                                  ----------


GREENWICH CAPITAL MARKETS, INC.
600 Steamboat Road
Greenwich, Connecticut  06830

COUNTRYWIDE SECURITIES CORPORATION
4500 Park Granada, M.S. CH-143
Calabasas, California  91302

Ladies and Gentlemen:

     Attached is a survey with respect to offers to sell and sales of the above Securities in all States of the United States, the District of Columbia, Guam and Puerto Rico. The survey supersedes and replaces any prior survey issued by us pertaining to the Mortgage Pass-Through Certificates of the issuer.



SIDLEY AUSTIN BROwN & WOOD LLP IS A DELAWARE LIMITED LIABILITY PARTNERSHIP PRACTICING IN AFFILIATION WITH OTHER SIDLEY AUSTIN BROWN & WOOD PARTNERSHIPS

SIDLEY AUSTIN BROWN & WOOD LLP                                        NEW YORK
                                                                              2

     The survey is based upon an examination of the so-called Blue Sky or securities statutes (as reproduced in accepted unofficial publications) of the aforesaid jurisdictions, and upon information contained in the Registration Statement on Form S-3 pertaining to the Securities filed with the Securities and Exchange Commission on September 29, 2003 (Registration Statement Number 333-109248) and declared effective on January 13, 2004. The survey does not deal with the eligibility of the Securities under legal investment statutes for purchase by any institution or person referred to therein, nor does it deal with the advertising requirements of the Blue Sky statutes of the various jurisdictions. We will be pleased on request to review advertising matter upon timely submission thereof to us in the form proposed to be used.

     Statements made and results shown in the survey are subject to the exercise of broad discretionary powers vested in the administrators of the Blue Sky statutes of many jurisdictions authorizing them, among other things, to withdraw exemptions accorded by the statutes. No special rulings from such administrators or opinions of other counsel have been obtained. We do not purport to practice law in any domestic jurisdictions other than California, the District of Columbia, Illinois, New York and Texas.

                                       Very truly yours,




                                            SIDLEY AUSTIN BROWN & WOOD LLP

SIDLEY AUSTIN BROWN & WOOD LLP                                        NEW YORK



                                $1,000,513,100
                                 (Approximate)

                    CHL MORTGAGE PASS-THROUGH TRUST 2004-16
                                    Issuer

              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-16

                                  CWMBS, INC.
                                   Depositor

                         COUNTRYWIDE HOME LOANS, INC.
                                    Seller

                      COUNTRYWIDE HOME LOANS SERVICING LP
                                Master Servicer

                                  -----------

                                BLUE SKY SURVEY
                              Dated July 26, 2004

    (Subject in all respects to the conditions and limitations set forth in Sidley Austin Brown & Wood LLP's letter dated July 26, 2004 to which this survey is attached.)

                                  ----------

     This survey relating to the distribution of the above Securities furnishes information as to offers and sales of the Securities under the so-called Blue Sky or securities statutes of all States of the United States, the District of Columbia, Guam and Puerto Rico.


                PART I: OFFERS AND SALES TO THE GENERAL PUBLIC
                         BY REGISTERED BROKER-DEALERS

A.   Qualification Not Required

     The Securities may be offered and sold to the general public in the following jurisdictions by broker-dealers, and salesmen thereof, registered therein without taking any action under the Blue Sky statutes of such jurisdictions, subject to the footnote:

                                   Hawaii
                                   Oregon(1)


--------------

(1) The Securities may be offered and sold in this jurisdiction, provided that the Securities have been rated BBB or better by Fitch IBCA, Inc., Baa or better by Moody's Investors Service, Inc., or BBB or better by Standard & Poor's Ratings Services.

SIDLEY AUSTIN BROWN & WOOD LLP                                        NEW YORK
                                                                             2


B.   Qualification Required and Completed

     The Securities may be offered and sold to the general public in the following jurisdictions provided that appropriate action has been taken to qualify the Securities for such offer and sale. Sidley Austin Brown & Wood LLP has made such filings and undertaken and completed such other action as it deems necessary to qualify the Securities for offer and sale as of the date hereof to the general public in the following jurisdictions by broker-dealers, and salesmen thereof, registered therein:


                  Arkansas                New Mexico
                  Indiana                 Oklahoma
                  Louisiana               Utah
                  Minnesota


C.   Qualification Required but NOT Sought

     The Securities may NOT be offered or sold to the general public in the following jurisdictions because no action has been undertaken to qualify the Securities for such offer or sale. See Part II of this survey for offers and sales of the Securities that may be made to certain classes of institutional purchasers in exempt transactions in such jurisdictions:

       Alabama              Kansas                   North Dakota
       Alaska               Kentucky                 Ohio
       Arizona              Maine                    Pennsylvania
       California           Maryland                 Puerto Rico
       Colorado             Massachusetts            Rhode Island
       Connecticut          Michigan                 South Carolina
       Delaware             Mississippi              South Dakota
       District of          Missouri                 Tennessee
         Columbia           Montana                  Texas
       Florida              Nebraska                 Vermont
       Georgia              Nevada                   Virginia
       Guam                 New Hampshire            Washington
       Idaho                New Jersey               West Virginia
       Illinois             New York                 Wisconsin
       Iowa                 North Carolina           Wyoming

SIDLEY AUSTIN BROWN & WOOD LLP                                        NEW YORK
                                                                             3



      PART II: OFFERS AND SALES TO SPECIFIED CLASSES OF INSTITUTIONS ONLY
                             (EXEMPT TRANSACTIONS)

     In the following jurisdictions offers and sales of the Securities may be made without regard to the securities, broker-dealer and salesman registration requirements of such jurisdictions' Blue Sky statutes, except as otherwise indicated by a lettered notation, if offers and sales are made to the institutions (i) indicated by the mark X or (ii) in instances where a footnote is referred to, in accordance with the provisions of such footnote:

                                    ------

          THIS TABLE SHOULD BE READ IN CONJUNCTION WITH THE FOOTNOTES

                                    ------



                                BANK,                                           PENSION           OTHER
                               SAVINGS                                            OR            FINANCIAL
                             INSTITUTION                       INVESTMENT       PROFIT-       INSTITUTION OR
                               OR TRUST        INSURANCE     COMPANY (1940      SHARING       INSTITUTIONAL       BROKER-
     JURISDICTION              COMPANY          COMPANY           ACT)           TRUST           BUYER*            DEALE    OTHER
----------------------------------------------------------------------------------------------------------------------------------
Alabama...................        X                X               X               X                X                X
Alaska....................        1                1               1               1                1                1
Arizona...................        X                X               X               X                X                X        2
Arkansas .................        1                1               1               1                1                1
California................                         3                                                                          4
Colorado..................        5                5               6               7                5                5
Connecticut...............        1                1               1               1                1                1        8
Delaware..................        1                1               1               1                9                1
District of
  Columbia................        1                1               1              10                                 1       11
Florida...................        X                X               X               X                                 X       12
Georgia...................        X                X               X               X                                 X       13
Guam......................        1                1               1               1                1                1
Hawaii....................        1                1               1               1                1                1
Idaho.....................        1                1               1               1                1                1
Illinois..................        X                X                               X                X                X       14
Indiana...................        1                1               1               1                1                1
Iowa......................       15                1               1               1               16                1
Kansas....................        X                X               X               X                X                X
Kentucky..................        X                X               X               X                X                X
Louisiana.................        X                X               X               X                                 X       17
Maine.....................       18               18              18              19               18               18       20
Maryland..................        1                1               1              21                                 1       22
Massachusetts.............        1                1               1               1                1                1
Michigan..................        1                1               1              23                                 1       24
Minnesota.................        1                1               1                               25                1
Mississippi...............        1                1               1               1                1                1


-------------

* An "institutional buyer" for these purposes includes any "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, except in Alabama. In Alabama, an institutional buyer does not include any partnership, corporation or trust (i) which is not an investment company as defined in the Investment Company Act of 1940 and
     (ii) whose business involves the investment of the pooled funds of natural persons in securities.

SIDLEY AUSTIN BROWN & WOOD LLP                                        NEW YORK
                                                                             4




                                BANK,                                           PENSION           OTHER
                               SAVINGS                                            OR            FINANCIAL
                             INSTITUTION                       INVESTMENT       PROFIT-       INSTITUTION OR
                               OR TRUST        INSURANCE     COMPANY (1940      SHARING       INSTITUTIONAL       BROKER-
     JURISDICTION              COMPANY          COMPANY           ACT)           TRUST           BUYER*            DEALE    OTHER
----------------------------------------------------------------------------------------------------------------------------------
Missouri..................        1                1               1              26                                27       28
Montana...................        X                X               X               X                X                X
Nebraska..................        X                X               X               X                X                X       29
Nevada....................       30               30              30              31               30               30
New Hampshire.............        1                1               1               1                1                1
New Jersey................       32               32              32              32               32               32
New Mexico................        5                5               5              33                                 5       34
New York..................       35               35              35              35                                35       35
North Carolina............        1                1               1               1                1                1       36
North Dakota..............        X                X               X               X                                 X       37
Ohio......................       38               38                              38                                 X       39
Oklahoma..................        1                1               1              10                1                1
Oregon....................        X                X               X               X                X                X
Pennsylvania..............        1                1               1               1                                 1       40
Puerto Rico...............        1                1                               1                1                1       41
Rhode Island..............       30               30              30              31               30               30
South Carolina............        1                1               1               1                1                1
South Dakota..............        1                1               1               1                1                1
Tennessee.................       42               42              42              42                                42       42
Texas.....................        X                X               X                                                43       44
Utah......................        1                1               1               1                1                1
Vermont...................       45               45              45              46               47                1
Virginia..................                                         X               X                                 X       48
Washington................        X                X               X               X               49                X
West Virginia.............        1                1               1               1                1                1
Wisconsin.................       32               32              32                                                32       50
Wyoming...................        1                1               1               1                1                1

---------------

1 The seller must either have no place of business in this jurisdiction and deal exclusively with the specified classes of institutions or be registered as a broker-dealer herein.

2 Any "qualified institutional buyer" as defined in Rule 144A under the Securities Act of 1933.

3 Provided the seller is either a broker-dealer registered in California or a broker-dealer registered under the Securities Exchange Act of 1934 who has not previously had any certificate denied or revoked under the California securities laws, has no place of business in California and does not direct offers to sell or buy to persons in California other than institutions and provided further that the purchaser represents that it is purchasing for its own account or an account of which it is a trustee and not with a view to or for sale in connection with any distribution of the Securities. Sales may also be made to any wholly-owned subsidiary of such an institution.

---------------

* An "institutional buyer" for these purposes includes any "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, except in Alabama. In Alabama, an institutional buyer does not include any partnership, corporation or trust (i) which is not an investment company as defined in the Investment Company Act of 1940 and
     (ii) whose business involves the investment of the pooled funds of natural persons in securities.

SIDLEY AUSTIN BROWN & WOOD LLP                                        NEW YORK
                                                                             5


4. Provided the seller is registered as a broker-dealer in California, any "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933 (the "1933 Act") when the Securities are offered and sold in compliance with Rule 144A under the 1933 Act; and, provided the seller is either a broker-dealer registered in California or a broker-dealer registered under the Securities Exchange Act of 1934 who has not previously had any certificate denied or revoked under the California securities laws, has no place of business in California and does not direct offers to sell or buy to persons in California other than institutions: any bank, savings and loan association or trust company, investment company registered under the Investment Company Act of 1940, profit sharing trust (other than a pension or profit sharing trust of the issuer, a self-employed individual retirement plan or individual retirement account), any corporation which has a net worth on a consolidated basis according to its most recent audited financial statement of not less than $14,000,000, any organization described in
     Section 501(c)(3) of the Internal Revenue Code, as amended December 29, 1981, which has total assets (including endowment, annuity and life income funds) of not less than $5,000,000 according to its most recent audited financial statement, and by any wholly-owned subsidiary of any of the foregoing, provided further that the purchaser represents that it is purchasing for its own account (or in the case of a trust, for such trust account) for investment and not with a view to or for sale in connection with any distribution of the Securities, and the Federal Government, any agency or instrumentality of the Federal Government, any corporation wholly-owned by the Federal Government, any state, any city, city and county, or county, or any agency or instrumentality of a state, city, city and county, or county, or any state university or state college, and any retirement system for the benefit of any of the foregoing.

5. The seller must either (i) be registered as broker-dealer under the Securities Exchange Act of 1934, have no place of business in this jurisdiction and deal exclusively with the specified classes of institutions or (ii) be registered as a broker-dealer herein.

6. Any investment company registered under the Investment Company Act of 1940, provided the seller either (i) is registered under the Securities Exchange Act of 1934, has no place of business in this jurisdiction and deals exclusively with the specified classes of institutions or (ii) is registered as a broker-dealer herein.

7. Any employee pension, profit sharing, or benefit plan if the plan has total assets in excess of $5,000,000 or its investment decisions are made by a named fiduciary, as defined in the Employee Retirement Income Security Act of 1974, that is either a broker-dealer registered under the Securities Exchange Act of 1934, an investment adviser registered or exempt from registration under the Investment Advisers Act of 1940, a depository institution or an insurance company, provided the seller either (i) is registered as a broker-dealer under the Securities Exchange Act of 1934, has no place of business in this jurisdiction and deals exclusively with the specified classes of institutions or (ii) is registered as a broker-dealer herein.

8. Any credit union, provided the seller either has no place of business in Connecticut and deals exclusively with the specified classes of institutions or is registered as a broker-dealer therein.

9. Any institutional buyer, including any "accredited investor", as defined in Rule 501(a)(1), (2), (3), (4), (7) and (8) under the Securities Act of 1933 (the "1933 Act"), excluding any self-directed employee benefit plan with investment decisions made solely by persons that are accredited investors as defined in Rule 501(a)(5) or (6) thereunder, any "qualified institutional buyer", as defined in Rule 144A under the 1933 Act, and any corporation, partnership, trust, estate, or other entity having a net worth of at least $5,000,000, or a wholly-owned subsidiary thereof, provided that the corporation, partnership, trust, estate, or other entity was not formed for the purpose of acquiring the securities being offered. For the purposes of determining a purchaser's total assets or net worth, the issuer and the seller may rely upon the purchaser's most recent annual balance sheet or other financial statement which shall have been audited by an independent accountant or which shall have been verified by a principal of the purchaser, in each case, provided that the seller must either have no place of business in this jurisdiction and deal exclusively with the specified classes of institutions or be registered as a broker-dealer herein.

10. Any employee pension, profit sharing, or benefit plan if the plan has total assets in excess of $5,000,000 or its investment decisions are made by a named fiduciary, as defined in the Employee Retirement Income Security Act of 1974, that is either a broker-dealer registered under the Securities Exchange Act of 1934, an investment adviser registered or exempt from registration under the Investment Advisers Act of 1940, a depository institution or an insurance company, provided the seller either has no place of business in this jurisdiction and deals exclusively with the specified classes of institutions or is registered as a broker-dealer herein.

SIDLEY AUSTIN BROWN & WOOD LLP                                        NEW YORK
                                                                             6



11. Any separate account of an insurance company, any "business development company" as defined in the Investment Company Act of 1940, any "qualified institutional buyer" as defined in Rule 144A under the Securities Act of 1933 (the "1933 Act"), any "accredited investor" as defined in Rule 501(a) under the 1933 Act, and any limited liability company with net assets of at least $500,000, provided that the seller either has no place of business in this jurisdiction and deals exclusively with the specified classes of institutions or is registered as a broker-dealer herein.

12. Any "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933 as such rule existed on November 1, 1992.

13. Any real estate investment trust, small business investment corporation, or other financial institution.

14. Any corporation, any savings bank, any savings and loan association, any government or political subdivision or instrumentality thereof, any building and loan association, any employees' profit sharing trust, any trust in respect of which a bank or trust company is trustee or co-trustee, any partnership or other association engaged as a substantial part of its business or operations in purchasing or holding securities, any employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 ("ERISA") if (i) the investment decision is made by a plan fiduciary as defined in Section 3(21) of ERISA and such plan fiduciary is either a bank, savings and loan association, insurance company, registered investment adviser or an investment adviser registered under the Investment Advisers Act of 1940 or (ii) the plan has total assets in excess of $5,000,000, any plan established and maintained by, and for the benefit of the employees of, any state or political subdivision or agency or instrumentality thereof if such plan has total assets in excess of $5,000,000, any organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, any Massachusetts or similar business trust or any partnership, if such organization, trust or partnership has total assets in excess of $5,000,000.

15. Any bank or trust company, provided the seller either has no place of business in this jurisdiction and deals exclusively with the specified classes of institutions or is registered as a broker-dealer herein and, provided the seller is registered as a broker-dealer herein, any savings and loan association or credit union.

16. Any other financial institution, provided the seller either has no place of business in this jurisdiction and deals exclusively with the specified classes of institutions or is registered as a broker-dealer herein and, provided the seller is registered as a broker-dealer herein, any institutional buyer, including any "accredited investor", as defined in Rule 501(a) under the Securities Act of 1933.

17. Any other financial institution and, provided the seller is registered as a broker-dealer herein, any "qualified institutional buyer", as defined in Rule 144A under the Securities Act of 1933 when the securities are offered and sold in compliance with such Rule 144A.

18. The seller must either (i) be registered as a broker-dealer under the Securities Exchange Act of 1934 and deal exclusively with the specified classes of institutions or (ii) be registered as a broker-dealer herein.

19. Any employee pension and profit sharing or benefit plan, other than an employee pension and profit sharing or benefit plan of the issuer, a self-employed individual retirement plan or individual retirement account, if (i) the investment decision is made by a plan fiduciary, as defined in the United States Employee Retirement Income Security Act of 1974, Section 3, subsection 21, which is either a depository institution, an insurance company or an investment adviser registered under the Revised Maine Securities Act, or (ii) the plan has total assets in excess of $5,000,000, provided the seller either (a) is registered as a broker-dealer under the Securities Exchange Act of 1934 and deals exclusively with the specified classes of institutions or (b) is registered as a broker-dealer herein.

20. Any entity a substantial part of whose business activities consists of investing, purchasing, selling or trading in securities of more than one issuer and not of its own issue and that has gross assets in excess of $1,000,000 at the end of its latest fiscal year, any small business investment company licensed by the United States Small Business Administration under the United States Small Business Investment Act of 1958, Section 301(c) or (d), or any entity organized and operated not for profit, as described in the United States Internal Revenue Code, Section 501(c)(3), with total assets in excess of $5,000,000, provided the seller either (a) is registered as a broker-dealer under the Securities Exchange Act of 1934 and deals exclusively with the specified classes of institutions or (b) is registered as a broker-dealer herein.

SIDLEY AUSTIN BROWN & WOOD LLP                                        NEW YORK
                                                                             7



21. Any employee benefit plan with assets of not less than $1,000,000, provided the seller either has no place of business in this jurisdiction and deals exclusively with the specified classes of institutions or is registered as a broker-dealer herein.

22.  Any "accredited investor" within the meaning of subdivisions (1) through
     (3), (7) and (8) of Rule 501(a) under the Securities Act of 1933 (the "1933 Act") or any "qualified institutional buyer" within the meaning of Rule 144A under the 1933 Act, provided the seller either has no place of business in this jurisdiction and deals exclusively with the specified classes of institutions or is registered as a broker-dealer herein.

23. Any pension or profit sharing trust the assets of which are managed by an institutional manager, provided the seller either has no place of business in this jurisdiction and deals exclusively with the specified classes of institutions or is registered as a broker-dealer herein.

24. Any "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933 (the "1933 Act") when the Securities are offered and sold in compliance with Rule 144A under the 1933 Act, any federal savings and loan association or credit union, any state savings and loan association or credit union, and any other financial institution or the treasurer of the State of Michigan, provided the seller either has no place of business in this jurisdiction and deals exclusively with the specified classes of institutions or is registered as a broker-dealer herein.

25. Financial institution or institutional buyer is defined to include any "accredited investor", within the meaning of Rule 501(a) under the Securities Act of 1933 (the "1933 Act"), any "qualified institutional buyer", within the meaning of Rule 144A under the 1933 Act, and any corporation which has a class of equity securities registered under either Section 12(b) or 12(g) of the Securities Exchange Act of 1934, provided the seller either has no place of business in this jurisdiction and deals exclusively with the specified classes of institutions or is registered as a broker-dealer herein.

26. Any employee pension, profit-sharing, or benefit plan if the plan has total assets in excess of $10,000,000 or its investment decisions are made by a named fiduciary, as defined in the Employee Retirement Income Security Act of 1974, that is a broker-dealer registered under the Securities Exchange Act of 1934, an investment adviser registered or exempt from registration under the Investment Advisers Act of 1940, an investment adviser registered under the securities statute of this jurisdiction, a depository institution, or an insurance company, provided the seller either has no place of business in this jurisdiction and deals exclusively with the specified classes of institutions or is registered as a broker-dealer herein.

27. Any broker-dealer registered under the securities statute of this jurisdiction, or not required to be so registered, or any broker-dealer registered under the Securities Exchange Act of 1934, provided the seller either has no place of business in this jurisdiction and deals exclusively with the specified classes of institutions or is registered as a broker-dealer herein.

28. Any investment adviser registered under the Investment Advisers Act of 1940 (the "Advisers Act") which is not affiliated with the seller and which has investments under management in excess of $100,000,000 acting for the account of others pursuant to discretionary authority in a signed record, any plan established and maintained by a state, a political subdivision of a state, or an agency or instrumentality of a state or a political subdivision of a state for the benefit of its employees, if the plan has total assets in excess of $10,000,000 or its investment decisions are made by a duly designated public official or by a named fiduciary, as defined in the Employee Retirement Income Security Act of 1974, that is a broker-dealer registered under the Securities Exchange Act of 1934 (the "Exchange Act"), an investment adviser registered or exempt from registration under the Advisers Act, an investment adviser registered under the securities statute of this jurisdiction, a depository institution, or an insurance company (a "State Plan"), any trust, if it has total assets in excess of $10,000,000, its trustee is a depository institution, and its participants are exclusively plans of the types described in footnote 26 or State Plans, regardless of the size of their assets, except a trust that includes as participants self-directed individual retirement accounts or similar self-directed plans, any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts trust or similar business trust, limited liability company, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $10,000,000, any small business investment company licensed by the Small Business Administration under Section 301(c) of the Small Business Investment Act of 1958 with total assets in excess of $10,000,000, any private business development company as defined in Section 202(a)(22) of the Advisers Act with total assets in excess of $10,000,000, any investment adviser registered under the Advisers Act acting for its own account, any "qualified institutional buyer" as defined in Rule 144A(a)(1), other than Rule 144A(a)(1)(H), under the Securities Act of 1933, any "major U.S. institutional investor" as defined in Rule 15a-6(b)(4)(i) adopted under the Exchange Act, and any other person, other than an individual, of institutional character with

SIDLEY AUSTIN BROWN & WOOD LLP                                        NEW YORK
                                                                             8



     total assets in excess of $10,000,000 not organized for the specific purpose of evading the securities statute of this jurisdiction, provided the seller either has no place of business in this jurisdiction and deals exclusively with the specified classes of institutions or is registered as a broker-dealer herein.

29.  Any "accredited investor" within the meaning of subdivisions (4), (5) and
     (6) of Rule 501(a) under the Securities Act of 1933.

30. The seller must either (i) be registered as a broker-dealer under the Securities Exchange Act of 1934 or not be required to be registered thereunder, have no place of business in this jurisdiction and deal exclusively with the specified classes of institutions or (ii) be registered as a broker-dealer herein.

31. Any employee pension, profit sharing, or benefit plan if the plan has total assets in excess of $5,000,000 or its investment decisions are made by a named fiduciary, as defined in the Employee Retirement Income Security Act of 1974, that is either a broker-dealer registered under the Securities Exchange Act of 1934, an investment adviser registered or exempt from registration under the Investment Advisers Act of 1940, a depository institution or an insurance company, provided the seller either (i) is registered as a broker-dealer under the Securities Exchange Act of 1934 or is not required to be registered thereunder, has no place of business in this jurisdiction and deals exclusively with the specified classes of institutions or (ii) is registered as a broker-dealer herein.

32. The seller must either deal exclusively with the specified classes of institutions in this State or be registered as a broker-dealer herein.
     33. Any employee pension, profit sharing or benefit plan, if the plan has total assets in excess of $5,000,000 or the investment decisions are made by one or more plan fiduciaries, as defined in the Employee Retirement Income Security Act of 1974, so long as at least one of such plan fiduciaries is either a broker-dealer registered under the Securities Exchange Act of 1934, an investment adviser registered or exempt from registration under the Investment Advisers Act of 1940, a depository institution, or an insurance company, provided the seller either (i) is registered as a broker-dealer under the Securities Exchange Act of 1934, has no place of business in this state and deals exclusively with the specified classes of institutions or (ii) is registered as a broker-dealer herein.

34. Any entity which is directly engaged in the business of, and which derives at least 80% of its annual gross income from, investing, purchasing, selling or trading in securities of more than one issuer and not of its own issue, and that has gross assets in excess of $5,000,000 at the end of its latest fiscal year, any entity organized and operated not for profit as described in Section 501(c)(3) of the Internal Revenue Code with total assets in excess of $5,000,000, and any state, any political subdivision of a state or any agency or corporate or other instrumentality of a state or political subdivision of a state, provided the seller either (i) is registered as a broker-dealer under the Securities Exchange Act of 1934, has no place of business in this state and deals exclusively with the specified classes of institutions or (ii) is registered as a broker-dealer herein.

35. Any bank, as defined in Section 3(a)(2) of the Securities Act of 1933 (the "1933 Act"), or any savings and loan association or other institution defined in Section 3(a)(5)(A) of the 1933 Act, whether acting in its individual or fiduciary capacity; any insurance company as defined in Section 2(13) of the 1933 Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or investment adviser registered under the Investment Advisers Act of 1940 (the "Advisers Act"), or if the employee benefit plan has total assets in excess of $5,000,000, or, if a self-directed plan, with investment decisions made solely by persons that are "accredited investors" within the meaning of Rule 501(a) under the 1933 Act; any private business development company as defined in Section 202(a)(22) of the Advisers Act; any organization, described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar benefit trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in

SIDLEY AUSTIN BROWN & WOOD LLP                                        NEW YORK
                                                                             9



     excess of $5,000,000; and any broker-dealer registered as such in this jurisdiction; provided in each case the seller is registered as a broker-dealer herein.

36. Any entity with a net worth in excess of $1,000,000 as determined by generally accepted accounting principles, provided the seller is registered as a dealer in North Carolina.

37. Any other financial institution, any "qualified institutional buyer", as defined in Rule 144A under the Securities Act of 1933, and any government or political subdivision or instrumentality thereof.

38.  The seller must be registered as a dealer in this State.

39. Provided the seller is registered as a dealer in Ohio, sales to the following are also exempt: any "qualified institutional buyer" as defined in Rule 144A under the Securities Act of 1933, any corporation, any building and loan association, any association engaged, as a substantial part of its business, in investing, reinvesting or trading in securities, or any trust in respect of which a bank is trustee or co-trustee.

40. Any person, other than an individual, which controls any bank, savings institution, trust company, insurance company, pension or profit-sharing plan or trust, or investment company as defined in the Investment Company Act of 1940, any "qualified institutional buyer", as defined in Rule 144A under the Securities Act of 1933, any corporation or business trust, or a wholly-owned subsidiary thereof, which has been in existence for at least 18 months and which has a tangible net worth on a consolidated basis, as reflected in its most recent audited financial statements (as of a date within the last 16 months), of at least $10,000,000, the Federal Government, the Commonwealth of Pennsylvania or any agency or political subdivision thereof, except public school districts, a college, university or other public or private institution which has received exempt status under Section 501(c)(3) of the Internal Revenue Code and which has a total endowment or trust funds, including annuity and life income funds, of at least $5,000,000 according to its most recent audited financial statements (as of a date within the last 16 months), provided that the aggregate dollar amount of securities being purchased by such institution does not exceed 5% of such endowment or trust funds, a wholly owned subsidiary of a bank, a small business investment company as defined in Section 103 of the Small Business Investment Act of 1958 which either (i) has a total capital of at least $1,000,000 or (ii) is controlled by persons who come within the classes of institutional investors described in this survey for Pennsylvania (where "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract or otherwise), or any person whose security holders consist solely of persons who come within the classes of institutional investors described in this survey for Pennsylvania, in each case, provided the seller either has no place of business in Pennsylvania and deals exclusively with the specified classes of institutions or is registered as a broker-dealer therein.

41. Any investment company as defined in the Investment Companies Act of Puerto Rico, provided the seller either has no place of business in Puerto Rico and deals exclusively with the specified classes of institutions or is registered as a broker-dealer therein.

42. Any bank, trust company, insurance company, investment company registered under the Investment Company Act of 1940, a holding company that controls any of the foregoing, a trust or fund over which any of the foregoing has or shares investment discretion, a pension or profit-sharing plan, or any other person engaged as a substantial part of its business in investing in securities, in each case having a net worth in excess of $1,000,000, and other broker-dealers, provided the seller either (i) has no place of business in Tennessee, is registered as a broker-dealer with the Securities and Exchange Commission or the National Association of Securities Dealers, Inc. and deals exclusively with the specified classes of institutions or (ii) is registered as a broker-dealer in Tennessee.

43. Such broker-dealer must be actually engaged in buying and selling securities.

44. Any small business investment company as defined in the Small Business Investment Act of 1958, any building and loan association, any surety or guaranty company, any "accredited investor" within the meaning of Rule 501(a)(1)-(4), (7) and (8) under the Securities Act of 1933 (the "1933 Act") (excluding, however, any self-directed employee benefit plan with investment decisions made by natural persons that qualify as accredited investors solely by reason of their net worth or income pursuant to Rule 501(a)(5)-(6) under the 1933 Act), any "qualified institutional buyer" within the meaning of Rule

SIDLEY AUSTIN BROWN & WOOD LLP                                        NEW YORK
                                                                            10



     144A under the 1933 Act, and any wholly-owned subsidiary of a corporation, partnership, estate or other entity provided such corporation, partnership, estate or other entity (i) has a net worth of not less than $5,000,000 and (ii) has not been formed for the purpose of acquiring the Securities. For purposes of determining a purchaser's total assets or net worth with respect to the foregoing, the seller of the Securities may rely upon the purchaser's most recent annual balance sheet or other financial statement which shall have been audited by an independent accountant or verified by a principal of such purchaser.

45.  The seller must be registered as a broker-dealer herein.

46. Any employee pension, profit sharing, or benefit plan if the plan has total assets in excess of $5,000,000 or its investment decisions are made by a named fiduciary, as defined in the Employee Retirement Income Security Act of 1974, that is either a broker-dealer registered under the Securities Exchange Act of 1934, an investment adviser registered or exempt from registration under the Investment Advisers Act of 1940, a depository institution or an insurance company, provided the seller is registered as a broker-dealer herein.

47. Any "qualified institutional buyer" provided the offer and sale are made in compliance with Rule 144A under the Securities Act of 1933 and, provided the seller is registered as a broker-dealer herein, any financial institution or institutional buyer which qualifies as an "accredited investor" within the meaning of Rule 501(a) under the Securities Act of 1933.

48.  Any corporation.

49. Includes a corporation, business trust, or partnership, or wholly-owned subsidiary thereof, which has been operating for at least 12 months and which has a net worth on a consolidated basis of at least $10,000,000 as determined by the entity's most recent audited financial statements (which statements are dated within 16 months), an entity which has been granted exempt status under Section 501(c)(3) of the Internal Revenue Code of 1986 and which has a total endowment or trust funds of at least $5,000,000 according to its most recent audited financial statements (which statements are dated within 16 months), or any wholly-owned subsidiary of a bank, savings institution, insurance company or investment company as defined in the Investment Company Act of 1940.

50. Any "qualified institutional buyer", as defined in Rule 144A under the Securities Act of 1933 (the "1933 Act"), which is acting for its own account or the accounts of other qualified institutional buyers, any "accredited investor" within the meaning of subdivisions (1) through (3),
     (7), and (8) of Rule 501(a) under the 1933 Act, the State of Wisconsin or any agency or political subdivision thereof, a credit union, a savings and loan association, an investment adviser, an endowment or trust fund of a charitable organization specified in Section 170(b)(1)(A) of the Internal Revenue Code, an issuer with a class of securities registered under Section 12 of the Securities Exchange Act of 1934, and any wholly-owned subsidiary thereof, a corporation, partnership, limited liability company or association whose net assets exceed $1,000,000 and whose principal purpose, as stated in its articles, by-laws or other organizational instruments is investing in securities, or whose primary business is investing in developmental stage companies or eligible small business companies as defined in the regulations of the Small Business Administration at 13 CFR 108.2, a pension or profit-sharing trust, individual retirement plan or self-employed individual retirement plan, provided such trust or plan is administered by a bank, savings institution, credit union, trust company, insurer, broker-dealer, investment adviser or savings and loan association that has investment control, and any entity in which all of the equity owners are persons who come within the classes of institutional investors described in this survey for Wisconsin, provided that in each case the seller either deals exclusively with the specified classes of institutions or is registered as a broker-dealer therein and, provided the seller is registered as a broker-dealer herein, any "accredited investor" within the meaning of subdivisions (4) through (6) of Rule 501(a) under the 1933 Act.

CWALT, Inc.
Alternative Loan Trust 2004-17CB
Computational Materials: Preliminary Term Sheet
------------------------------------------------------------------------------



New Issue Marketing Materials
-----------------------------

$1,270,838,000 (Approximate)


Alternative Loan Trust 2004-17CB

CWALT, Inc.
Depositor

Countrywide Home Loans, Inc.
Seller

Countrywide Home Loans Servicing LP
Master Servicer

Bear, Stearns & Co. Inc.
Underwriter



All statistical Information is preliminary and based upon Information as of July 1, 2004.



July 14, 2004





Bear, Stearns & Co. Inc. ARM Desk (212) 272-4976                 July 14, 2004
------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus Supplement. Page 1

CWALT, Inc.
Alternative Loan Trust 2004-17CB
Computational Materials: Preliminary Term Sheet
------------------------------------------------------------------------------

                                $1,270,838,000
                       Alternative Loan Trust 2004-17CB
                           Hybrid ARM Mortgage Loans



----------------------------------------------------------------------------------------------------------------------------------
                                Expected        Credit
               Certificate       Ratings       Enhance.     Interest Rate
    Class       Size (1)        (S&P/Mdy)      %age(2)           Type            Collateral Type           Certificate Type
----------------------------------------------------------------------------------------------------------------------------------
                                                       Offered Certificates
----------------------------------------------------------------------------------------------------------------------------------
    1-A-1      $ 375,599,000     AAA/Aaa        6.50%          WAC (3)        3/1 Conforming Hybrids      Group 1 Senior PT
----------------------------------------------------------------------------------------------------------------------------------
    2-A-1      $ 702,010,000     AAA/Aaa        6.50%          WAC (4)        5/1 Conforming Hybrids      Group 2 Senior PT
----------------------------------------------------------------------------------------------------------------------------------
    3-A-1      $ 127,496,000     AAA/Aaa        6.50%          WAC (5)        7/1 Conforming Hybrids      Group 3 Senior PT
----------------------------------------------------------------------------------------------------------------------------------
     M-1        $ 12,888,000     AA+/Aaa        5.50%          WAC (6)              Total Pool            Crossed Mezzanine
----------------------------------------------------------------------------------------------------------------------------------
     B-1        $ 25,134,000     AA/Aa2         3.55%          WAC (6)              Total Pool           Crossed Subordinate
----------------------------------------------------------------------------------------------------------------------------------
     B-2        $ 16,755,000      A/A2          2.25%          WAC (6)              Total Pool           Crossed Subordinate
----------------------------------------------------------------------------------------------------------------------------------
     B-3        $ 10,956,000    BBB/Baa2        1.40%          WAC (6)              Total Pool           Crossed Subordinate
----------------------------------------------------------------------------------------------------------------------------------
                                                  Privately Offered Certificates
----------------------------------------------------------------------------------------------------------------------------------
     B-4         $ 8,377,000      BB/NR         0.75%          WAC (6)              Total Pool           Crossed Subordinate
----------------------------------------------------------------------------------------------------------------------------------
     B-5         $ 5,156,000      B/NR          0.35%          WAC (6)              Total Pool           Crossed Subordinate
----------------------------------------------------------------------------------------------------------------------------------
     B-6         $ 4,511,522       NR             --           WAC (6)              Total Pool           Crossed Subordinate
----------------------------------------------------------------------------------------------------------------------------------


(1)  The Certificate Sizes are approximate and subject to a +/- 5% variance.

(2) The Credit Enhancement percentages are preliminary and are subject to change based upon the final pool as of the Cut-off Date and additional rating agency analysis.

(3) The Class 1-A-1 Certificates will bear interest at a variable rate (the Pass-Through Rate) equal to the weighted average of the Net Rates of the Group 1 Mortgage Loans. The Pass-Through Rate with respect to the first Interest Accrual Period is expected to be approximately [4.871%].

(4) The Class 2-A-1 Certificates will bear interest at a variable rate (the Pass-Through Rate) equal to the weighted average of the Net Rates of the Group 2 Mortgage Loans. The Pass-Through Rate with respect to the first Interest Accrual Period is expected to be approximately [5.349%].

(5) The Class 3-A-1 Certificates will bear interest at a variable rate (the Pass-Through Rate) equal to the weighted average of the Net Rates of the Group 3 Mortgage Loans. The Pass-Through Rate with respect to the first Interest Accrual Period is expected to be approximately [5.150%].

(6) The Subordinate Certificates and Class M-1 Certificates will bear interest at a variable rate (the Pass-Through Rate) equal to the weighted average of the Net Rates of the Mortgage Loans in the total pool. The Pass-Through Rate with respect to the first Interest Accrual Period is expected to be approximately [5.179%].



Bear, Stearns & Co. Inc. ARM Desk (212) 272-4976                 July 14, 2004
------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus Supplement. Page 2

CWALT, Inc.
Alternative Loan Trust 2004-17CB
Computational Materials: Preliminary Term Sheet
------------------------------------------------------------------------------

Depositor:                    CWALT, Inc.

Master Servicer:              Countrywide Home Loans Servicing LP.

Trustee:                      The Bank of New York.

Originator/Seller:            The Mortgage Loans were originated by
                              Countrywide Home Loans, Inc.

Underwriter:                  Bear, Stearns & Co. Inc.

Cut-off Date:                 July 1, 2004

Closing Date:                 July 30, 2004

Rating Agencies:              Standard & Poor's and Moody's Investors Service

Legal Structure:              REMIC

Optional Call:                10% cleanup call

Distribution Date:            25th of each month, or next business day,
                              commencing August 25, 2004.

Remittance Type:              Scheduled/Scheduled

Form of Registration:         The investment grade Certificates will be issued
                              in book-entry form through DTC.

Cross-Collateralization:      The Subordinate Certificates (including the
                              Class M-1 Certificates) are cross-collateralized subordinate certificates issued for the mortgage pool.

ERISA: The Offered Certificates are expected to be ERISA eligible. Prospective investors should review with the legal advisors as to whether the purchase and holding of the Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Code or other similar laws.

SMMEA: The Senior Certificates and Class B-1 Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA.


Bear, Stearns & Co. Inc. ARM Desk (212) 272-4976                 July 14, 2004
------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus Supplement. Page 3

CWALT, Inc.
Alternative Loan Trust 2004-17CB
Computational Materials: Preliminary Term Sheet
------------------------------------------------------------------------------

Advancing Obligation:         The Master Servicer is obligated to advance
                              delinquent mortgagor payments through the date of liquidation of an REO property to the extent they are deemed recoverable. The Master Servicer will be required to advance to the extent that an Underlying Servicer fails in its obligation.

Compensating Interest:        On each distribution date, the Master Servicer
                              is required to cover certain interest shortfalls as a result of certain prepayments as more fully described in the prospectus supplement up to an amount equal to the product of one-twelfth of the master servicing fee and the aggregate
                              Stated Principal Balance of the Mortgage Loans for that Distribution Date.

Collateral Description:       As of July 1, 2004, the aggregate principal
                              balance of the Mortgage Loans described herein is expected to be approximately $1.288 billion.
                              The Mortgage Loans are conventional, adjustable rate One-Year LIBOR indexed or One Year CMT indexed mortgage loans with initial rate adjustments occurring either three, five or seven years after the date of origination
                              ("Hybrid ARMs"). All of the Mortgage Loans have conforming balances. Approximately 99.80% of the Mortgage Loans allow for payments of interest only for a term equal to the initial fixed period of the mortgage loan. After such interest only period, such mortgage loans will fully amortize over its remaining term.

                              Each mortgage loan has been segregated into three separate mortgage loan groups as described below:




                % of       Gross       Net         WAM      Gross       Net     Initial     Period       Max      Mos to Roll
   Group        Pool        WAC        WAC        (mos.)    Margin    Margin      Cap        Cap        Rate
-----------------------------------------------------------------------------------------------------------------------------
    1*         31.17%      5.268%     4.871%       360      2.286%    1.889%     2.003%     2.000%     11.269%        36
-----------------------------------------------------------------------------------------------------------------------------
    2*         58.25%      5.739%     5.349%       360      2.267%    1.877%     4.958%     2.000%     10.750%        60
-----------------------------------------------------------------------------------------------------------------------------
    3*         10.58%      5.538%     5.150%       359      2.280%    1.892%     5.000%     2.000%     10.539%        83
-----------------------------------------------------------------------------------------------------------------------------
  Totals:      100.00%     5.571%     5.179%       360      2.274%    1.882%     4.041%     2.000%     10.889%        55
-----------------------------------------------------------------------------------------------------------------------------

                              o The master servicing fee is equal to 0.375%.

                              o The LPMI fee is equal to approximately 0.008%.



Bear, Stearns & Co. Inc. ARM Desk (212) 272-4976                 July 14, 2004
------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus Supplement. Page 4

CWALT, Inc.
Alternative Loan Trust 2004-17CB
Computational Materials: Preliminary Term Sheet
------------------------------------------------------------------------------

                              See the attached collateral descriptions for more information. NOTE: the information related to the Mortgage Loans described herein reflects information as of July 1, 2004. It is expected that on or prior to the Closing Date, scheduled and unscheduled principal payments will reduce the principal balance of the Mortgage Loans as of the Cut-off Date and may cause a decrease in the aggregate principal balance of the Mortgage Loans, as reflected herein, of up to 5%. Consequently, the initial principal balance of any of the Offered Certificates by the Closing Date is subject to an increase or decrease of up to 5% from amounts shown on the front cover hereof.


Underwriting Standards:       The Mortgage Loans were underwritten to the
                              guidelines of the Originator as more fully described in the prospectus supplement

Credit Enhancement:           Credit Enhancement for the Certificates will be
                              provided by a senior/subordinate shifting interest structure. The Subordinate Certificates
                              (including the Class M-1 Certificates) are cross-collateralized and provide credit enhancement for the Class 1-A-1, Class 2-A-1 and Class 3-A-1.

Cash-Flow Description:        Distributions on the Certificates will be made
                              on the 25th day of each month (or next business day). The payments to the Certificates, to the extent of available funds, will be made according to the following priority:

                              Available Funds:

                              1. Payment of interest to the holders of the
                                 Class 1-A-1, Class 2-A-1, Class 3-A-1 and
                                 Class M-1 Certificates at a rate equal to their respective Pass-Through Rates (as described on page 2 hereof);

                              2. Payment of principal to the holders of the
                                 Class 1-A-1, Class 2-A-1, Class 3-A-1 and
                                 Class M-1 Certificates in an amount equal to their respective Senior Optimal Principal Amount;

                              3. Payment of interest and principal
                                 sequentially to the Subordinate Certificates in the order of their numerical Class designations, so that each such Class shall receive (a) the weighted average Net Mortgage Rate of the Mortgage Loans, and (b) such class' Allocable Share of the Subordinate Optimal Principal Amount.



Bear, Stearns & Co. Inc. ARM Desk (212) 272-4976                 July 14, 2004
------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus Supplement. Page 5

CWALT, Inc.
Alternative Loan Trust 2004-17CB
Computational Materials: Preliminary Term Sheet
------------------------------------------------------------------------------

Shifting Interest:            The Senior Certificates will be entitled to
                              receive 100% of the prepayments on the related mortgage loans up to and including July 2011.
                              The Senior Prepayment Percentage can be reduced to the related Senior Percentage plus 70%, 60%, 40%, 20% and 0% of the related Subordinate
                              Percentage over the next five years provided that (i) the principal balance of the Mortgage
                              Loans 60 days or more delinquent, averaged over the last 6 months, as a percentage of the Current Principal Amount of the Subordinate
                              Certificates does not exceed 50% and (ii) cumulative realized losses for the related
                              Mortgage Loans do not exceed 30%, 35%, 40%, 45% or 50% for each test date.

                              Notwithstanding the foregoing, if after 3 years the current Subordinate Percentage is equal to two times the initial Subordinate Percentage and
                              (i) the principal balance of the Mortgage Loans 60 days or more delinquent, averaged over the last 6 months, as a percentage of the Current Principal Amount of the Subordinate Certificates does not exceed 50% and (ii) cumulative realized losses for the Mortgage Loans do not exceed a) on or prior to July 2007, 20% or b) after July 2007, 30%, then prepayments will be allocated on a pro rata basis.

                              If doubling occurs prior to the third
                              anniversary and the above delinquency and loss tests are met, then 50% of the subordinate prepayment percentage can be allocated to the subordinate classes.




Bear, Stearns & Co. Inc. ARM Desk (212) 272-4976                 July 14, 2004
------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus Supplement. Page 6

CWALT, Inc.
Alternative Loan Trust 2004-17CB
Computational Materials: Preliminary Term Sheet
------------------------------------------------------------------------------

Allocation of Losses:         Realized Losses on the Mortgage Loans will be
                              allocated to the most junior class of
                              Certificates outstanding beginning with the
                              Class B-6 Certificates, until the Certificate
                              Principal Balance of each Subordinate Class
                              (including the Class M-1 Certificates) has been reduced to zero. Thereafter, Realized Losses on the Group 1 Mortgage Loans will be allocated to the Class 1-A-1 Certificates, realized losses on the Group 2 Mortgage Loans will be allocated to the Class 2-A-1 Certificates and realized losses on the Group 3 Mortgage Loans will be allocated to the Class 3-A-1 Certificates.

                              Excess losses on the Mortgage Loans (bankruptcy, special hazard and fraud losses in excess of the amounts established by the rating agencies) will be allocated, pro rata, to the Senior and Subordinate Certificates.


Bear, Stearns & Co. Inc. ARM Desk (212) 272-4976                 July 14, 2004
------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus Supplement. Page 7

                       STATEMENT REGARDING ASSUMPTIONS
          AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The Information is provided solely by Bear Stearns, not as agent for any issuer, and although it may be based on data supplied to it by the issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information", please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results, which may differ substantially from those, reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (econometric prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested at assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models or performance analysis, which are likely to produce different results, and any other further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or liquidity, (b) do not constitute a bid by any person for any security, (c ) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.